Exhibit Index

Exhibit	Exhibit Description
A

Joint Filing Agreement dated March 29, 2007, by and between Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners III (Cayman), L.P., Columbia Capital Equity Partners III (AI), L.P., Columbia Capital Investors III, LLC, Columbia Capital Employee Investors III, LLC, Columbia Capital Equity Partners III, L.P., and Columbia Capital III, LLC.

Exhibit A

Joint Filing Agreement

The undersigned hereby acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned hereby acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any the other entities, except to the extent that he, she, or it knows or has reason to believe that such information is inaccurate.

Date:	March 29, 2007

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By:	Columbia Capital Equity Partners III, L.P., its general partner

By:	Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By:	Columbia Capital Equity Partners III (Cayman), Ltd., its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By:	Columbia Capital Equity Partners III, L.P., its general partner

By:	Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL INVESTORS III, LLC

By:	Columbia Capital Equity Partners III, L.P., its managing member

By:	Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, LLC

By:	Columbia Capital Equity Partners III, L.P., its managing member

By:	Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III, L.P.

By:	Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL III, LLC

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer